UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2013

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

California	94-3229046
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

7999 Gateway Blvd, Suite 300, Newark, California 94560

(Address of principal executive offices, with zip code)

(510) 744-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On December 17, 2013, Depomed, Inc., a California corporation (“Depomed”), filed a Current Report on Form 8-K reporting Depomed’s acquisition from Nautilus Neurosciences, Inc. (“Nautilus”) of all of the U.S. rights to CAMBIA® (diclofenac potassium for oral solution) (“CAMBIA”).

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Depomed on December 17, 2013 to include the financial information specified below.

Item 9.01                                           Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

(i)

The audited financial statements of Nautilus for the years ended December 31, 2012 and 2011 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein. The consent of Nautilus’ independent auditors is included as Exhibit 23.1 hereto.

(ii)

The unaudited interim condensed consolidated financial statements of Nautilus as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 are attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

The following unaudited pro forma financial information of Depomed and Nautilus, giving effect to Depomed’s acquisition of CAMBIA, is attached as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated by reference herein:

	(i)	Unaudited Pro Forma Balance Sheet as of September 30, 2013;

	(ii)	Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2012 and nine months ended September 30, 2013; and

	(iii)	Related explanatory notes.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

23.1	Consent of Rothstein Kass.

99.1	Audited Financial Statements of Nautilus Neurosciences, Inc. for the Years Ended December 31, 2012 and 2011.

99.2	Unaudited Interim Financial Statements of Nautilus Neurosciences, Inc. as of and for the Nine Months Ended September 30, 2013 and 2012.

99.3	Unaudited Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.

Date: February 25, 2014	By:	/s/ Matthew M. Gosling
Matthew M. Gosling
Senior Vice President and General Counsel

EXHBIT INDEX

Exhibit Number	Description

23.1	Consent of Rothstein Kass.

99.1	Audited Financial Statements of Nautilus Neurosciences, Inc. for the Years Ended December 31, 2012 and 2011.

99.2	Unaudited Interim Financial Statements of Nautilus Neurosciences, Inc. as of and for the Nine Months Ended September 30, 2013 and 2012.

99.3	Unaudited Pro Forma Financial Information.